Supplement to the
Fidelity Advisor International Small Cap Fund
Class A, Class T, Class B, and Class C
December 29, 2003
Prospectus

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 11 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

The following information replaces similar information found in the "Fund Management" section beginning on page 23.

Ben Paton and Tokuya Sano are co-managers of International Small Cap Fund, which they have managed since January 2004 and September 2002, respectively. Since joining Fidelity Investments in 1995, Mr. Paton has worked as a research analyst and manager. Since joining Fidelity Investments in 1993, Mr. Sano has worked as a research analyst and manager.

AISC-04-02 April 2, 2004
1.790649.102